FIRST AMENDMENT
                               TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 23, 1998, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "LENDERS"), FLEET NATIONAL BANK, as Initial Issuing Bank (the "INITIAL ISSUING BANK"), FLEET NATIONAL BANK, as the Swing Line Bank (the "SWING LINE BANK"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "LENDER PARTY" and, collectively, the "LENDER PARTIES"), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lender Parties.

                              W I T N E S S E T H :

     WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of March 31, 1998 (as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the "CREDIT AGREEMENT");

     WHEREAS, the Borrower has requested that the Administrative Agent and Lender Parties amend the Credit Agreement in order to, among other things, modify certain covenants thereunder to allow the Borrower to repurchase directly or to loan funds to the Borrower ESOP so that the Borrower ESOP may purchase up to $10,000,000 in the aggregate of the common stock of the Borrower during the term of the Credit Agreement;

     WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing, as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein; and

     WHEREAS, the Borrower and each of its Subsidiaries will benefit from the changes to the Credit Agreement proposed pursuant to this Amendment.

     NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, the parties hereto hereby agree as follows:

     1.   DEFINITIONS.   Except  to  the  extent  otherwise   specified  herein,
capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

     2. AMENDMENTS.

          2.1 Section 1.01 is amended by inserting the following in the appropriate alphabetical order:

          "`BORROWER ESOP' means the Columbus McKinnon Corporation Employee Stock Ownership Trust as organized pursuant to the Columbus McKinnon Corporation Employee Stock Ownership Trust Agreement, dated April 1, 1987, as amended, supplemented, restated, extended or otherwise modified from time to time."

          2.2 Section 2.14 is amended by inserting after the words "Section 5.02(d)(iii)" at the end of the first sentence thereof, the following:

          ", to finance loans made by the Borrower to the Borrower ESOP for the purpose and to the extent permitted under Section 5.02(f)(vi) and to finance repurchases of the Borrower's common stock to the extent permitted under Section 5.02(g)(v)."

          2.3 Section 5.02(f) is amended by (a) deleting the word "and" at the end of clause (iv) thereof and (b) deleting the period at the end of clause (v) thereof and inserting in its place, the following:

          "; and

          (vi) so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom, Investments by the Borrower consisting of loans made from time to time to the Borrower ESOP for the sole purpose of enabling the Borrower ESOP to purchase common stock of the Borrower in an aggregate amount during the term of the Credit Agreement which, when added to the aggregate amounts paid by the Borrower pursuant to Section 5.02(g)(v), shall not exceed $10,000,000; PROVIDED, THAT, such loans made by the Borrower to the Borrower ESOP are secured by the common stock of the Borrower so purchased by the Borrower ESOP with the proceeds of such loans."

          2.4 Section 5.02(g) is amended by deleting the period at the end of clause (iv) thereof and inserting in its place, the following:

          ", and


          (v) so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom, the Borrower may from time to time repurchase shares of its common stock for aggregate consideration during the term of the Credit Agreement which, when added to the aggregate amounts loaned by the Borrower pursuant to
          Section 5.02(f)(vi), shall not exceed $10,000,000."

          2.5 Section 5.02(r)(i) is amended by inserting after the word "below" and before the period at the end thereof, the following:

          ", and except for pledges of the common stock of the Borrower to the Borrower by the Borrower ESOP as contemplated by Section 5.02(f)(vi)."

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

          3.1 Each of the representations and warranties set forth in the Credit Agreement, including, without limitation, in Article IV of the Credit Agreement, and in each other Loan Document, is true, correct and complete on and as of the closing date of this Amendment as though made on such date. In addition, the Borrower hereby represents, warrants and affirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

          3.2 As of the closing date of this Amendment, there exists no Default or Event of Default under the Credit Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

          3.3 The execution, delivery and/or performance by each applicable Loan Party of this Amendment, the reaffirmations and confirmations attached hereto, each other Loan Document, and each other agreement or document related to or contemplated by the foregoing to which such Loan Party is or is to be a party or otherwise bound, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene any Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, ERISA, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the
Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or assets, or the Borrower ESOP or any of its properties or assets, or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. Neither any Loan Party nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

          3.4 Each of this Amendment and each other Loan Document has been duly executed and delivered by each Loan Party thereto. Each of this Amendment and each other Loan Document is the legal, valid and binding obligation of each Loan Party which is a party hereto or thereto, enforceable against such Loan Party in accordance with its terms.

          3.5 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, any other Loan Document or any other agreement or document related hereto or thereto or contemplated hereby or thereby to which it is or is to be a party or otherwise bound, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
(iii) the  perfection  or  maintenance  of the Liens  created by the  Collateral
Documents (including the first and only priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or remedies in respect of the Collateral pursuant to the Collateral Documents, other than filings which have previously been made and, in the case of UCC-1 financing statements, future continuation statements when required to be filed.

     4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The effectiveness of each and all of the amendments contained in Section 2 of this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

          4.1 AMENDMENT DOCUMENTATION.

               (1) The Borrower and the Lenders shall have duly executed and delivered this Amendment.

               (2) Each of the Guarantors shall each have executed and delivered the reaffirmation and confirmation attached hereto.

          4.2 OTHER DOCUMENTS. The Borrower, each Guarantor and each of the other Subsidiaries of the Borrower shall have delivered such other documents and taken such other actions as the Administrative Agent may reasonably request.

          4.3 NO DEFAULT. As of the closing date of this Amendment, no Default or Event of Default shall have occurred and be continuing.

          4.4 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 of this Amendment and in each other Loan Document shall be true, correct and complete on and as of the closing date of this Amendment, in each instance as though made on such date.


     5. EFFECTIVENESS OF AMENDMENTS. This Amendment, including, without limitation, the amendments contemplated by Section 2 hereof, shall not become effective unless and until each of the conditions precedent set forth in Section 4 hereof has been satisfied.

     6. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

          6.1 Except as specifically amended in Section 2 above, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

          6.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document, except, upon the effectiveness, if any, of this Amendment, as specifically amended in Section 2 above, or (ii) prejudice any right, power or remedy which the Administrative Agent or any Lender Party now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness, if any, of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     7.  COUNTERPARTS.   This  Amendment  may  be  executed  in  any  number  of
counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

     8. COSTS AND EXPENSES. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.

     9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

     10. HEADINGS. Article headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                            COLUMBUS MCKINNON CORPORATION


                                            By: /S/ROBERT L. MONTGOMERY, JR.
                                               -----------------------------
                                            Title: EXECUTIVE VICE PRESIDENT
                                                  -------------------------

     The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, dated March 31, 1998, the Security Agreement, dated March 31, 1998, and the Intellectual Property Security Agreement, dated March 31, 1998, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 23 day of September, 1998.


                                            YALE INDUSTRIAL PRODUCTS, INC.


                                            By: /S/ROBERT L. MONTGOMERY, JR.
                                               -----------------------------
                                            Title: TREASURER
                                                  ----------

                                            LICO, INC.


                                            By: /S/ROBERT L. MONTGOMERY, JR.
                                               -----------------------------
                                            Title: TREASURER
                                                  ----------

                                            AUTOMATIC SYSTEMS, INC.


                                            By: /S/ROBERT L. MONTGOMERY, JR.
                                               -----------------------------
                                            Title: TREASURER
                                                  ----------

                                            LICO STEEL, INC.


                                            By: /S/ROBERT L. MONTGOMERY, JR.
                                               -----------------------------
                                            Title: TREASURER
                                                  ----------

                                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT



                                  By: /S/ JOHN G. TIERNEY
                                     --------------------
                                  Title: VICE PRESIDENT
                                        ---------------

                                  FLEET NATIONAL BANK, AS INITIAL ISSUING BANK


                                  By: /S/ JOHN G. TIERNEY
                                     --------------------
                                  Title: VICE PRESIDENT
                                        ---------------

                                  FLEET NATIONAL BANK, AS SWING LINE BANK


                                  By: /S/ JOHN G. TIERNEY
                                     --------------------
                                  Title: VICE PRESIDENT
                                        ---------------

                                  LENDERS


                                  FLEET NATIONAL BANK


                                  By: /S/ JOHN G. TIERNEY
                                     --------------------
                                  Title: VICE PRESIDENT
                                        ---------------

                                     LENDERS



                                     ABN-AMRO BANK N.V. NEW YORK
                                     BRANCH, AS A CO-AGENT AND LENDER


                                     By: /S/ DONALD SUTTON
                                        ------------------
                                     Title: VICE PRESIDENT
                                           ---------------



                                     By: /S/ CAMERON D. GATEMAN
                                        -----------------------
                                     Title: VICE PRESIDENT
                                           ---------------

                                     LENDERS



                                     THE BANK OF NOVA SCOTIA, AS A CO-AGENT
                                     AND LENDER


                                     By: /S/ J. ALAN EDWARDS
                                        --------------------
                                     Title: AUTHORIZED SIGNATORY
                                           ---------------------

                                     LENDERS



                                     MANUFACTURERS  AND TRADERS  TRUST  COMPANY,
                                     AS A CO-AGENT AND LENDER


                                     By: /S/ STEPHEN WYDYSH
                                        -------------------
                                     Title: VICE PRESIDENT
                                           ---------------

                                     LENDERS



                                     MARINE MIDLAND BANK, AS A CO-AGENT AND
                                     LENDER


                                     By: /S/ SUSAN L. LEFEVRE
                                        ---------------------
                                     Title: AUTHORIZED SIGNATORY
                                           ---------------------

                                     LENDERS



                                     COMERICA BANK


                                     By: /S/ DAVID W. SHIREY
                                        --------------------
                                     Title: ACCOUNT OFFICER
                                           ----------------

                                     LENDERS



                                     FIRST UNION NATIONAL BANK


                                     By: /S/ MARK B. FELKER
                                        -------------------
                                     Title: SENIOR VICE PRESIDENT
                                           ----------------------

                                     LENDERS



                                     KEYBANK NATIONAL ASSOCIATION


                                     By: /S/ LAWRENCE A. MACK
                                        ---------------------
                                     Title: SENIOR VICE PRESIDENT
                                           ----------------------

                                     LENDERS



                                     MELLON BANK, N.A.


                                     By: /S/ BRIAN CIAVERELLA
                                        ---------------------
                                     Title: VICE PRESIDENT
                                           ---------------

                                     LENDERS



                                     BANKERS TRUST COMPANY


                                     By: /S/ ANTHONY LOGRIPPO
                                        ---------------------
                                     Title: VICE PRESIDENT
                                           ---------------

                                     LENDERS



                                     THE BANK OF NEW YORK


                                     By: /S/ RANDOLPH E. J. MEDRANO
                                        ---------------------------
                                     Title: VICE PRESIDENT
                                           ---------------

                                     LENDERS



                                     NATIONAL BANK OF CANADA


                                     By: /S/ ROBERT UHRIG
                                        -----------------
                                     Title: VICE PRESIDENT
                                           ---------------

                                     By: /s/ MICHAEL R. BRACE
                                        ---------------------
                                     Title: MARKETING OFFICER
                                           ------------------

                                     LENDERS



                                     NATIONAL CITY BANK OF PENNSYLVANIA


                                     By: /S/ WILLIAM FELDMANN
                                        ---------------------
                                     Title: VICE PRESIDENT
                                           ---------------

                                     LENDERS



                                     TORONTO DOMINION (TEXAS), INC.


                                     By: /S/ DEBBIE A. GREENE
                                        ---------------------
                                     Title: VICE PRESIDENT
                                           ---------------